BRANDES INVESTMENT TRUST

Brandes U.S. Value Fund

Supplement dated August 10, 2023

to the Fund’s Summary Prospectus and Prospectus dated January 28, 2023 and the Statement of Additional Information dated January 28, 2023

Brandes Investment Partners, L.P., the Advisor to the Brandes U.S. Value Fund (the “Fund”), has recommended, and the Board of Trustees of Brandes Investment Trust has approved, the liquidation and termination of the Fund. The Advisor’s recommendation was primarily based on the fact that the Fund is not economically viable at its present size, and the Advisor did not anticipate that the Fund would experience meaningful growth in the foreseeable future. The liquidation is expected to occur after the close of business on September 28, 2023. Pending liquidation of the Fund, investors will continue to be able to reinvest dividends received in the Fund.

Effective August 17, 2023, the Fund will no longer accept purchases of new shares. Beginning September 25, 2023, the Fund’s assets will be converted into cash and cash equivalents, as a result the Fund will no longer pursue its stated investment objective and policies effective September 25, 2023. Shareholders of the Fund may redeem their investments as described in the Fund’s Prospectus. Accounts not redeemed by September 20, 2023, will automatically be closed and liquidating distributions, less any required tax withholdings, will be sent to the address of record.

If you hold your shares in an IRA account directly with Northern Trust Company, you have 60 days from the date you receive your proceeds to reinvest your proceeds into another IRA account and maintain their tax-deferred status. You must notify the Fund or your financial advisor prior to September 28, 2023 of your intent to reinvest your IRA account to avoid withholding deductions from your proceeds.

Please contact the Fund at (800) 395-3807 or your financial advisor if you have questions or need assistance.

This Supplement should be retained for future reference